UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2009

Smith Micro Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
51 Columbia, Suite 200
Aliso Viejo, California 92656
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 362-5800

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 7.01 Regulation FD Disclosure.
     On January 6, 2009, representatives of Smith Micro Software, Inc. (the “Company”) made a presentation at the Eleventh Annual Needham Growth Conference held at the New York Palace Hotel in New York City. The Conference is organized annually by Needham & Company, and participation at the conference is by invitation only. A copy of the slides displayed in the Company’s presentation is attached hereto as Exhibit 99.1.
     In addition, an archived replay of the Company’s will be available for 90 days in the “Investor Relations” section of the Company’s website at www.smithmicro.com.
     This information in the attached slides shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that may be required to be disclosed solely by reason of Regulation FD.
     The information contained in the attached slides is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit	Description

99.1	Slideshow presentation of Smith Micro Software, Inc. at Eleventh Annual Needham Growth Conference

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.
Date: January 9, 2009	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer

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